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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 19, 2025
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On June 19, 2025, CASP Leasing I, LLC (“CASP”), a 95% owned subsidiary of Contrail Aviation Support, LLC (“Contrail”), entered into two separate sale and purchase agreements, each agreement to sell an Airbus Model aircraft. The purchaser of the aircrafts is FTAI Aircraft Leasing Ireland (2025) DAC and the aircraft being sold are further described in the purchase agreements provided as Exhibit 10.1 and 10.2 to this report. The aggregate transaction value, assuming both transactions are completed, would exceed $25,000,000. Although closing of the transactions is currently anticipated to occur during the week of July 7, 2025, the Agreements are subject to numerous closing conditions and other terms and conditions customary for such transactions and there is no assurance that such transactions will close on the dates anticipated or at all.

The purchase agreements also contain representations and warranties made by the parties thereto made to and solely for the benefit of each other, and such representation and warranties should not be relied upon by any other person. The assertions embodied in those representations and warranties were made solely for the purposes of the agreements and are subject to important qualifications and limitations agreed to by and between the CASP and the other party thereto in connection with negotiating the agreements. Accordingly, security holders should not rely on the representations and warranties as accurate or complete or characterizations of the actual state of facts as of any specified date because such representations and warranties are modified in important part by the underlying disclosure schedules, are subject to a contractual standard of materiality different from that generally applicable to security holders and were used only for the purposes of conducting certain limited due diligence inquiries and allocating risks and not for establishing all material facts with respect to the matters addressed.

The foregoing does not purport to be a complete summary of the terms of the sale and purchase agreements and are qualified by reference to the full text of the agreements, which are provided as Exhibits 10.1 and 10.2 to this report and are incorporated herein by reference as if fully set forth herein.

*Portions of the transaction documents have been omitted for confidential treatment.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Form of Sale and Purchase Agreement between CASP Leasing I, LLC and FTAI Aircraft Leasing Ireland (2025) DAC dated June 19, 2025 (Airbus Model A-320-214)*
10.2	Form of Sale and Purchase Agreement between CASP Leasing I, LLC and FTAI Aircraft Leasing Ireland (2025) DAC dated June 19, 2025 (Airbus Model A-321-111)*
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*Portions of the exhibit have been omitted for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2025

AIR T, INC.

By: /s/ Nick Swenson
Nick Swenson, Chief Executive Officer